UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2015 (January 22, 2015)

AMERICAN REALTY CAPITAL PROPERTIES, INC.
ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On January 22, 2015, American Realty Capital Properties, Inc. (the “Company”) announced that it had entered into an agreement in principle (the “Agreement”) with an ad hoc group of holders (the “Senior Noteholder Group”) representing a majority of the aggregate principal amounts of each of the 2.000% senior notes due 2017, the 3.000% senior notes due 2019 and the 4.600% senior notes due 2024, which, in each case, were issued by ARC Properties Operating Partnership, L.P., the Company’s operating partnership (“ARCPOP”), of which the Company is the sole general partner, and guaranteed by the Company under an Indenture, dated February 6, 2014 (the “Indenture”), by and among ARCPOP, U.S. Bank National Association, as trustee, and the guarantors named therein. Pursuant to the Agreement, the Senior Noteholder Group agreed not to issue a notice of default, prior to March 3, 2015, for the Company’s failure to timely deliver its third quarter 2014 financial statements, which are required to be delivered pursuant to the terms of the Indenture. In exchange, the Company agreed to sign a confidentiality agreement with the Senior Noteholder Group’s counsel and pay reasonable and documented fees and expenses of such counsel up to $300,000. Furthermore, the parties agreed that in the event a notice of default related to the Company’s failure to timely deliver its third quarter 2014 financial statements is issued by the senior noteholders on or after March 3, 2015, the 60-day cure period set forth in the Indenture will be reduced by one day for each day after January 19, 2015 that such notice of default is given. The Agreement is subject in all respects to the negotiation and execution of definitive documentation among the parties. The Agreement was reached after the ad hoc group organized recently and directed counsel to the Senior Noteholder Group to engage in discussions with the Company regarding the terms of a possible resolution in response to the Company’s failure to timely deliver its third quarter 2014 financial statements.
Item 8.01. Other Events.
As announced in the Company’s January 22, 2015 press release, the Company received at its Phoenix, Arizona corporate office notice (the “Notice”) from the trustee under the indentures (the “Convertible Indentures”) governing each of the 3.00% convertible senior notes due 2018 issued by the Company on July 29, 2013 and the 3.75% convertible senior notes due 2020 issued by the Company on December 10, 2013 (collectively, the “Convertible Notes”) of the Company’s failure to timely deliver its third quarter 2014 financial statements, which are required to be delivered pursuant to the terms of the Convertible Indentures. Subsequent to the Company’s announcement that it had received the Notice, the Company learned that it also received the Notice on January 16, 2015, at an address in New York City that was formerly the Company’s principal place of business. The holders of the Convertible Notes (the “Convertible Noteholders”) did not at any time approach the Company to discuss the Company’s failure to timely deliver its third quarter 2014 financial statements. Pursuant to the terms of the Convertible Indentures, the Company has 60 days following its receipt of a notice of default to deliver the required financial statements, after which such failure would become an event of default under each of the Convertible Indentures.
In the event that the Company fails to timely deliver its third quarter 2014 financial statements within the 60-day time period following a notice of default, absent another event of default by the Company, the Company may elect on or prior to the 59th day of such period that the sole remedy for such event of default would be to pay the Convertible Noteholders additional interest on the Convertible Notes. Should the Company make such an election, it would prevent the Convertible Noteholders from accelerating amounts due under the Convertible Notes for a period of 180 days. At this time, the Company has not determined to make such an election as it is continuing to work toward issuing its financial statements on or prior to March 2, 2015. Any such additional interest would be payable at a rate equal to 0.25% per annum of the principal amount of the Convertible Notes for the first 90 days of such 180-day period beginning on the date the event of default first occurs, and at a rate equal to 0.50% per annum of the principal amount of the Convertible Notes for the last 90 days of such 180-day period.
On January 22, 2015, the Company issued a press release announcing its entry into the Agreement and its receipt of the Notice, which press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Forward-Looking Statements
Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s expectations regarding future events. The forward-looking information set forth herein is subject to various assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in the forward-looking information, including: the Company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed in this press release; the timing and definitive findings of the Audit Committee’s investigation, and whether any additional accounting errors or other issues are identified; the timing and impact on the Company’s previously reported net loss and AFFO of the re-filing of the Company’s financial statements; negative reactions from the Company’s creditors, stockholders, or business partners to the findings of the Audit Committee’s investigation or the re-filing of its financial statements; the results of the reevaluation of the Company’s internal controls over financial reporting and disclosure controls and procedures and the timing and expense of any necessary remediation of control deficiencies; the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Audit Committee’s investigation or the Company’s re-filing of its financial statements; and any possible impact of the Notice on the Company. All of the forward-looking statements made herein are qualified by the above cautionary statements and those made in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ Richard A. Silfen
Name:	Richard A. Silfen
Title:	Executive Vice President, General Counsel and Secretary

ARC PROPERTIES OPERATING PARTNERSHIP, L.P. By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ Richard A. Silfen
Name:	Richard A. Silfen
Title:	Executive Vice President, General Counsel and Secretary

Date: January 28, 2015

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 22, 2015